DCM SERIES TRUST

                                 DCM GROWTH FUND

                       Supplement dated December 13, 2000
                                       to
                        Prospectus dated October 15, 1999


     At their June 15, 2000 meeting, the Board of Trustees of the DCM Growth Fund unanimously resolved to approve the change of Independent Accountants to the firm of Wolf & Company for the fiscal year ending 09/30/2000.